Exhibit 99.3

UNITED STATES BANKRUPTCY COURT DISTRICT OF Delaware In Re. Clovis Oncology UK Limited § Case No. 22-11293 § § Lead Case No. 22-11292 Debtor(s) § Jointly Administered Monthly Operating Report Chapter 11 Reporting Period Ended: 12/31/2022 Petition Date: 12/11/2022 Months Pending: 1 Industry Classification: 3 2 5 4 Reporting Method: Accrual Basis Cash Basis Debtor’s Full-Time Employees (current): 49 Debtor’s Full-Time Employees (as of date of order for relief): 49 Supporting Documentation (check all that are attached): (For jointly administered debtors, any required schedules must be provided on a non-consolidated basis for each debtor) Statement of cash receipts and disbursements Balance sheet containing the summary and detail of the assets, liabilities and equity (net worth) or deficit Statement of operations (profit or loss statement) Accounts receivable aging Postpetition liabilities aging Statement of capital assets Schedule of payments to professionals Schedule of payments to insiders All bank statements and bank reconciliations for the reporting period Description of the assets sold or transferred and the terms of the sale or transfer /s/ Andrew S. Mordkoff Andrew S. Mordkoff Signature of Responsible Party Printed Name of Responsible Party 02/08/2023 Date 787 Seventh Avenue, New York, New York 10019-6099 Address STATEMENT: This Periodic Report is associated with an open bankruptcy case; therefore, Paperwork Reduction Act exemption 5 C.F.R. § 1320.4(a)(2) applies. UST Form 11-MOR (12/01/2021) 1

Debtor’s Name Clovis Oncology UK Limited Case No. 22-11293 a. Cash balance beginning of month $8,077,306 b. Total receipts (net of transfers between accounts) $-103,410 $-103,410 c. Total disbursements (net of transfers between accounts) $86,398 $86,398 d. Cash balance end of month (a+b-c) $7,887,498 e. Disbursements made by third party for the benefit of the estate $0 $0 f. Total disbursements for quarterly fee calculation (c+e) $86,398 $86,398 a. Accounts receivable (total net of allowance) $5,802,510 b. Accounts receivable over 90 days outstanding (net of allowance) $0 c. Inventory (Book Market Other (attach explanation)) $0 d Total current assets $16,670,057 e. Total assets $17,069,489 f. Postpetition payables (excluding taxes) $7,096,829 g. Postpetition payables past due (excluding taxes) $31,700 h. Postpetition taxes payable $0 i. Postpetition taxes past due $0 j. Total postpetition debt (f+h) $7,096,829 k. Prepetition secured debt $0 l. Prepetition priority debt $0 m. Prepetition unsecured debt $7,294,983 n. Total liabilities (debt) (j+k+l+m) $14,391,812 o. Ending equity/net worth (e-n) $2,677,677 a. Total cash sales price for assets sold/transferred outside the ordinary $0 $0 course of business b. Total payments to third parties incident to assets being sold/transferred outside the ordinary course of business $0 $0 c. Net cash proceeds from assets sold/transferred outside the ordinary course of business (a-b) $0 $0 a. Gross income/sales (net of returns and allowances) $445,325 b. Cost of goods sold (inclusive of depreciation, if applicable) $565,937 c. Gross profit (a-b) $-120,612 d. Selling expenses $66,291 e. General and administrative expenses $586,405 f. Other expenses $-733,873 g. Depreciation and/or amortization (not included in 4b) $0 h. Interest $1,861 i. Taxes (local, state, and federal) $-251,313 j. Reorganization items $-113,255 k. Profit (loss) $-1,218,414 $-1,218,414 UST Form 11-MOR (12/01/2021) 2

Debtor’s Name Clovis Oncology UK Limited Case No. 22-11293 Approved Approved Paid Current Paid Current Month Cumulative Month Cumulative a. Debtor’s professional fees & expenses (bankruptcy) Aggregate Total Itemized Breakdown by Firm Firm Name Role i ii iii iv v vi vii viii ix x xi xii xiii xiv xv xvi xvii xviii xix xx xxi xxii xxiii xxiv xxv xxvi xxvii xxviii xxix xxx xxxi xxxii xxxiii xxxiv xxxv xxxvi UST Form 11-MOR (12/01/2021) 3

Debtor’s Name Clovis Oncology UK Limited Case No. 22-11293 xxxvii xxxvii xxxix xl xli xlii xliii xliv xlv xlvi xlvii xlviii xlix l li lii liii liv lv lvi lvii lviii lix lx lxi lxii lxiii lxiv lxv lxvi lxvii lxviii lxix lxx lxxi lxxii lxxiii lxxiv lxxv lxxvi lxxvii lxxvii UST Form 11-MOR (12/01/2021) 4

Debtor’s Name Clovis Oncology UK Limited Case No. 22-11293 lxxix lxxx lxxxi lxxxii lxxxii lxxxiv lxxxv lxxxvi lxxxvi lxxxvi lxxxix xc xci xcii xciii xciv xcv xcvi xcvii xcviii xcix c ci Approved Approved Paid Current Paid Current Month Cumulative Month Cumulative b. Debtor’s professional fees & expenses (nonbankruptcy) Aggregate Total Itemized Breakdown by Firm Firm Name Role i ii iii iv v vi vii viii ix x xi xii xiii xiv UST Form 11-MOR (12/01/2021) 5

Debtor’s Name Clovis Oncology UK Limited Case No. 22-11293 xv xvi xvii xviii xix xx xxi xxii xxiii xxiv xxv xxvi xxvii xxviii xxix xxx xxxi xxxii xxxiii xxxiv xxxv xxxvi xxxvii xxxvii xxxix xl xli xlii xliii xliv xlv xlvi xlvii xlviii xlix l li lii liii liv lv lvi UST Form 11-MOR (12/01/2021) 6

Debtor’s Name Clovis Oncology UK Limited Case No. 22-11293 lvii lviii lix lx lxi lxii lxiii lxiv lxv lxvi lxvii lxviii lxix lxx lxxi lxxii lxxiii lxxiv lxxv lxxvi lxxvii lxxvii lxxix lxxx lxxxi lxxxii lxxxii lxxxiv lxxxv lxxxvi lxxxvi lxxxvi lxxxix xc xci xcii xciii xciv xcv xcvi xcvii xcviii UST Form 11-MOR (12/01/2021) 7

Debtor’s Name Clovis Oncology UK Limited Case No. 22-11293 xcix c c. All professional fees and expenses (debtor & committees) $0 $0 $0 $0 a. Postpetition income taxes accrued (local, state, and federal) $0 $0 b. Postpetition income taxes paid (local, state, and federal) $0 $0 c. Postpetition employer payroll taxes accrued $0 $0 d. Postpetition employer payroll taxes paid $0 $0 e. Postpetition property taxes paid $0 $0 f. Postpetition other taxes accrued (local, state, and federal) $0 $0 g. Postpetition other taxes paid (local, state, and federal) $0 $0 a. Were any payments made on prepetition debt? (if yes, see Instructions) Yes No b. Were any payments made outside the ordinary course of business Yes No without court approval? (if yes, see Instructions) c. Were any payments made to or on behalf of insiders? Yes No d. Are you current on postpetition tax return filings? Yes No e. Are you current on postpetition estimated tax payments? Yes No f. Were all trust fund taxes remitted on a current basis? Yes No g. Was there any postpetition borrowing, other than trade credit? Yes No (if yes, see Instructions) h. Were all payments made to or on behalf of professionals approved by Yes No N/A the court? i. Do you have: Worker’s compensation insurance? Yes No If yes, are your premiums current? Yes No N/A (if no, see Instructions) Casualty/property insurance? Yes No If yes, are your premiums current? Yes No N/A (if no, see Instructions) General liability insurance? Yes No If yes, are your premiums current? Yes No N/A (if no, see Instructions) j. Has a plan of reorganization been filed with the court? Yes No k. Has a disclosure statement been filed with the court? Yes No l. Are you current with quarterly U.S. Trustee fees as Yes No set forth under 28 U.S.C. § 1930? UST Form 11-MOR (12/01/2021) 8

Debtor’s Name Clovis Oncology UK Limited Case No. 22-11293 a. Gross income (receipts) from salary and wages $0 b. Gross income (receipts) from self-employment $0 c. Gross income from all other sources $0 d. Total income in the reporting period (a+b+c) $0 e. Payroll deductions $0 f. Self-employment related expenses $0 g. Living expenses $0 h. All other expenses $0 i. Total expenses in the reporting period (e+f+g+h) $0 j. Difference between total income and total expenses (d-i) $0 k. List the total amount of all postpetition debts that are past due $0 l. Are you required to pay any Domestic Support Obligations as defined by 11 Yes No U.S.C § 101(14A)? m. If yes, have you made all Domestic Support Obligation payments? Yes No N/A Privacy Act Statement 28 U.S.C. § 589b authorizes the collection of this information, and provision of this information is mandatory under 11 U.S.C. §§ 704, 1106, and 1107. The United States Trustee will use this information to calculate statutory fee assessments under 28 U.S.C. § 1930(a)(6). The United States Trustee will also use this information to evaluate a chapter 11 debtor’s progress through the bankruptcy system, including the likelihood of a plan of reorganization being confirmed and whether the case is being prosecuted in good faith. This information may be disclosed to a bankruptcy trustee or examiner when the information is needed to perform the trustee’s or examiner’s duties or to the appropriate federal, state, local, regulatory, tribal, or foreign law enforcement agency when the information indicates a violation or potential violation of law. Other disclosures may be made for routine purposes. For a discussion of the types of routine disclosures that may be made, you may consult the Executive Office for United States Trustee’s systems of records notice, UST-001, “Bankruptcy Case Files and Associated Records.” See 71 Fed. Reg. 59,818 et seq. (Oct. 11, 2006). A copy of the notice may be obtained at the following link: http:// www.justice.gov/ust/eo/rules_regulations/index.htm. Failure to provide this information could result in the dismissal or conversion of your bankruptcy case or other action by the United States Trustee. 11 U.S.C. § 1112(b)(4)(F). I declare under penalty of perjury that the foregoing Monthly Operating Report and its supporting documentation are true and correct and that I have been authorized to sign this report on behalf of the estate. /s/ Daniel W. Muehl Daniel W. Muehl Signature of Responsible Party Printed Name of Responsible Party Executive Vice President and Chief Financial Officer 02/08/2023 Title Date UST Form 11-MOR (12/01/2021) 9

Debtor’s Name Clovis Oncology UK Limited Case No. 22-11293 PageOnePartOne PageOnePartTwo PageTwoPartOne PageTwoPartTwo UST Form 11-MOR (12/01/2021) 10

Debtor’s Name Clovis Oncology UK Limited Case No. 22-11293 Bankruptcy1to50 Bankruptcy51to100 NonBankruptcy1to50 NonBankruptcy51to100 UST Form 11-MOR (12/01/2021) 11

Debtor’s Name Clovis Oncology UK Limited Case No. 22-11293 PageThree PageFour UST Form 11-MOR (12/01/2021) 12

In re: Clovis Oncology, Inc. Lead Case No: 22-11292 (JKS) Schedule of Cash Receipts and Disbursements Reporting Period: Dec 11 - Dec 31, 2022 Debtor Third-Party Cash Disbursements Clovis Oncology, Inc. 1,392,300 Clovis Oncology UK Limited 86,398 Clovis Oncology Ireland Limited 23,752 Total 1,502,450 Debtor Third-Party Cash Receipts Clovis Oncology, Inc. 32,739,902 Clovis Oncology UK Limited 25,957 Clovis Oncology Ireland Limited - Total 32,765,860 #AlixPartners General

In re: Clovis Oncology, Inc. Lead Case No: 22-11292 (JKS) Bank Account Information Reporting Period: Dec 11 - Dec 31, 2022 Debtor Bank Last 4 Digits Description Balance as of Month End (USD) Clovis Oncology, Inc. JP Morgan 9101 Lockbox Account 4,838,538 Clovis Oncology, Inc. JP Morgan 8623 Operating Account 26,993,091 Clovis Oncology, Inc. JP Morgan 9601 Operating Account 34 Clovis Oncology, Inc. JP Morgan 9602 Operating Account 2,056 Clovis Oncology, Inc. JP Morgan 3424 Operating Account 687 Clovis Oncology, Inc. JP Morgan 8157 Investment Account 6,672,490 Clovis Oncology, Inc. JP Morgan 2038 Investment Account 100,000 Clovis Oncology UK Limited JP Morgan 4225 Lockbox Account 2,984,136 Clovis Oncology UK Limited JP Morgan 2330 Operating Account 4,903,362 Clovis Oncology Ireland Limited JP Morgan 0565 Lockbox Account 68,626 Clovis Oncology Ireland Limited JP Morgan 1185 Operating Account 553,332 Sub Total - Bank Accounts 47,116,352 Total 47,116,352 #AlixPartners General

In re: Clovis Oncology, Inc. Lead Case No: 22-11292 (JKS) Unaudited Balance Sheet as of December 31, 2022 Reporting Period: Dec 11-Dec 31, 2022 Clovis Oncology UK Clovis Oncology Ireland USD Actuals Clovis Oncology, Inc. Limited Limited Assets Current Assets: Cash and Cash Equivalents 38,606,897 7,887,498 621,957 Trade Accounts Receivable, Net 12,621,898 5,802,510 4,609 Interco Receivables 21,953,479 551 7,283,042 Pre-Petition-Inter Company Debtor Receivables Inventories 96,207,143 - 13,247,702 Prepayments and Deposits 15,582,729 14,793 12,950 Other Assets-Current 12,417 2,735,563 26,392 IC Investment in Subsidiaries 2 229,143 - Total Current Assets 184,984,565 16,670,057 21,196,653 Non-Current Assets: Property, Plant and Equipment, Net 481,414 136,605 -Goodwill 63,074,218 - -Other Intangible Assets, Net 55,000,286 - -Other Assets-Non-current 11,441,315 262,827 34,195 Total Non-Current Assets 129,997,233 399,433 34,195 Total Assets 314,981,798 17,069,489 21,230,848 Liabilities Current Liabilities: DIP Financing 30,000,000 - -Trade Accounts Payable, Net 1,331,976 76,940 34,005 Interco Payables (409,039) 754,943 18,362,246 Misc. Liabilities & Accrued Expenses 8,931,561 4,164,577 109,788 Accrued Taxes (Income, Payroll, etc.) (17,614) 1,897,591 277,806 Lease Liability-Short-term 130,920 202,777 16,965 Other Notes Payable-Current - - - Total Current Liabilities 39,967,803 7,096,829 18,800,809 Non-Current Liabilities Lease Liability-Long-term 0 0 15,019 Total Non-Current Liabilities 0 0 15,019 Liabilities Subject to Compromise 845,598,583 7,294,983 74,315 Total Liabilities 885,566,386 14,391,812 18,890,144 Equity Common Stock 145,068 2 141 Additional Paid in Capital 2,691,517,358 - -Accumulated Other Comprehensive Loss (41,905,090) (459,281) 86,265 Accumulated Deficit (3,220,341,925) 3,136,957 2,254,299 Total Equity (570,584,588) 2,677,677 2,340,704 Total Liabilities and Equity 314,981,798 17,069,489 21,230,848 Notes: 1) The financial statements and supplemental information contained herein are limited in scope and cover a limited time period. Moreover, such information is preliminary, unaudited, and subject to change. #AlixPartners General

In re: Clovis Oncology, Inc. Lead Case No: 22-11292 (JKS) Unaudited Statement of Operations for the month of December 2022 Reporting Period: Dec 11 - Dec 31, 2022 Clovis Oncology UK Clovis Oncology Ireland USD Actuals Clovis Oncology, Inc. Limited Limited Total Revenue 7,446,976 445,325 1,916,352 Operating Expenses: Cost of Goods Sold 804,825 565,937 1,057,856 Royalty Expense 1,343,202 - - Research and Development 3,632,718 - - General and Administrative 11,669,979 586,405 13,875 Selling Expenses (208,763) 66,291 - Operating Taxes 72,018 - -Other Operating Expenses 514,810 - - Total Operating Expenses 17,828,790 1,218,633 1,071,732 Total Operating Prof it (Loss) (10,381,814) (773,308) 844,620 Other Income and Expenses: Interest Income 37,853 - - Gain/Loss from Sale of Assets (3,153,757) (770,843) - Interest Expense 120,230,198 1,861 11,935 Foreign Currency Translation Adjustments (379,321) 36,970 (275,635) Gain/Loss on Available-For-Sale Securities 32,848 - - Reorganization Costs 80,259 (113,255) - Income Tax Expense - (251,313) 397,526 Net Other Income (123,079,889) (445,106) (133,825) Net Income (133,461,703) (1,218,414) 710,795 Notes: 1) The activity reported above represents the full month of December. 2) The financial statements and supplemental information contained herein are limited in scope and cover a limited time period. Moreover, such information is preliminary and unaudited. The financial position and results of operations contained herein are not necessarily indicative of results which may be expected for any other period or for the full year and as a result, may not reflect the consolidated financial position and results of operations of the Debtors in the future. #AlixPartners General

In re: Clovis Oncology, Inc. Lead Case No: 22-11292 (JKS) Accounts Receivable Reconciliation and Aging Reporting Period: Dec 11-Dec 31, 2022 Clovis Oncology, Inc. Accounts Receivable Aging 0-30 Days 31-60 Days 61-90 Days 91+ Days Total Trade Accounts Receivable 12,801,690 330,030 - - 13,131,720 Less: Prompt Pay Discounts & Returns (492,373) - - - (492,373) Less: Allowance for Bad Debts (15,799) (1,650) - - (17,449) Net Accounts Receivable 12,293,518 328,380 - - 12,621,898 Clovis Oncology UK Limited Accounts Receivable Aging 0-30 Days 31-60 Days 61-90 Days 91+ Days Total Trade Accounts Receivable 5,819,970 - - - 5,819,970 Less: Allowance for Bad Debts (17,460) - - - (17,460) Net Accounts Receivable 5,802,510 - - - 5,802,510 Clovis Oncology Ireland Limited Accounts Receivable Aging 0-30 Days 31-60 Days 61-90 Days 91+ Days Total Trade Accounts Receivable 4,632 - - - 4,632 Less: Allowance for Bad Debts (23) - - - (23) Net Accounts Receivable 4,609 - - - 4,609 AlixPartners General

In re: Clovis Oncology, Inc. Lead Case No: 22-11292 (JKS) Post-Petition Accounts Payable Aging Reporting Period: Dec 11- Dec 31, 2022 Debtor Total Current 0 - 30 Days 31-60 Days 61-90 Days 91+ Days Clovis Oncology, Inc. 1,332,293 704,466 353,408 24,587 7,163 242,669 Clovis Oncology UK Limited 76,940 45,240 31,728 (28) - - Clovis Oncology Ireland Limited 34,005 34,005 - - - - Net Accounts Payable 1,443,238 783,711 385,136 24,559 7,163 242,669 Notes: 1) While the Debtors’ AP Aging Report shows that the Debtors are past due on certain postpetition amounts owed, certain of these payments are not actually owed pursuant to various provisions of the bankruptcy code, and the Debtors do not believe that once they finish reconciling their invoices, books and records, this will be the case. #AlixPartners General

In re: Clovis Oncology, Inc. Lead Case No: 22-11292 (JKS) Schedule of Capital Assets Reporting Period: Dec 11-Dec 31, 2022 Clovis Oncology UK Clovis Oncology Ireland USD Actuals Clovis Oncology, Inc. Limited Limited Net Book Value Computer Equipment 159,402 107,204 - Furniture and Fixtures 246,621 4,267 - Lab Equipment 5,460 - Leasehold Improvements 47,600 - -Licensed Software - - Manufacturing Equipment 5,512 - Office Equipment 9,929 1,389 - Trade Booth - - - Net Book Value 474,524 112,859 - #AlixPartners General

In re: Clovis Oncology, Inc. Lead Case No: 22-11292 (JKS) Schedule of Payments to Insiders Reporting Period: Dec 11-Dec 31, 2022 Clovis Oncology UK Clovis Oncology Ireland USD Actuals Clovis Oncology, Inc. Limited Limited Payments to Insiders 145,763 - - The Debtor, Clovis Oncology, Inc., and its affiliated Debtors, hereby submit this attestation regarding payments to insiders during the period of December 11 through December 31, 2022. With respect to insiders, all cash payments made were on account of ordinary course salaries and authorized travel and expense reimbursements. No non-cash transfers were made during this reporting period. /s/ Daniel W. Muehl 02/08/2023 Signature of Authorized Individual Date Daniel W. Muehl Executive Vice President and Chief Financial Officer Printed Name of Authorized Individual Title of Authorized Individual Notes: 1) The insiders included herein are consistent with those as defined by the Bankruptcy Code and as included in the Debtors’ Statements of Financial Affairs. The amount listed Includes all compensation-related expenses paid by the Debtors, including salary, retirement plan contributions, health and other insurance benefits, and expense reimbursements. #AlixPartners General

In re: Clovis Oncology, Inc. Lead Case No: 22-11292 (JKS) Status of Post-Petition Taxes Reporting Period: Dec 11 - Dec 31, 2022 The Debtor, Clovis Oncology, Inc., and its affiliated Debtors, hereby submit this attestation regarding post-petition taxes. All postpetition taxes for the debtors, which are not subject to dispute or reconciliation are current; provided, however, the Debtors continue to actively reconcile other amounts owed to various taxing and governmental authorities, which may subsequently be subject to dispute. /s/ Daniel W. Muehl 02/08/2023 Signature of Authorized Individual Date Daniel W. Muehl Executive Vice President and Chief Financial Officer Printed Name of Authorized Individual Title of Authorized Individual #AlixPartners General